THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT
(ACCOUNTS AND INVENTORY)
AND
AMENDED AND RESTATED INVENTORY RIDER
(REVOLVING ADVANCES)

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (ACCOUNTS AND INVENTORY) AND AMENDED AND RESTATED INVENTORY RIDER (REVOLVING ADVANCES) (this “Amendment”) is entered into as of April 2, 2004 by and between COMERICA BANK, successor by merger to Comerica Bank-California (“Bank”), with its principal place of business at 333 West Santa Clara Street, San Jose, California 95113 and FIBERSTARS, INC., a California cor poration (“Borrower”), with its principal place of business at 44259 Nobel Drive, Fremont, California 94538.

RECITALS

A.   Borrower and Bank have previously entered into that certain Loan and Security Agreement (Accounts and Inventory) dated as of December 7, 2001, as amended by that certain First Amendment to Loan and Security Agreement (Accounts and Inventory) and Amended and Restated Inventory Rider (Revolving Advances) dated as of January 9, 2003, and that certain Second Amendment to Loan and Security Agreement (Accounts and Inventory) and Amended and Restated Inventory Rider (Revolving Advances) dated as of June 23, 2003 (as otherwise amended, the “Loan Agreement”), together with that certain LIBOR Addendum to Loan & Security Agreement dated December 7, 2001 (as amended, th e “LIBOR Addendum”) thereto and that certain Amended and Restated Inventory Rider (Revolving Advances) dated December 7, 2001 (as amended, the “Inventory Rider”). The Loan Agreement, LIBOR Addendum, Inventory Rider and the other documents executed in connection therewith are collectively referred to as the “Loan Documents.”

B.   Pursuant to the Loan Agreement, Bank has made available to Borrower a line of credit (the “Line of Credit”) in an aggregate principal amount not to exceed Five Million and 00/100 Dollars ($5,000,000.00) at any one time, on the terms and conditions set forth more completely in the Loan Agreement.

C.   Borrower and Bank have agreed to amend the Loan Documents on the terms and conditions set forth below.

AGREEMENT

For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as set forth below.

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1.   Incorporation by Reference; Definitions. The foregoing Loan Documents and the Recitals are incorporated herein by this reference as though set forth in full herein. Any terms not defined herein shall have the meanings given in the Loan Agreement.

2.   Amendment to the Loan Agreement. The Loan Agreement is hereby amended as set forth below.

2.1   Amendment to Section 1.17 of the Loan Agreement. Eligible Accounts shall only include Accounts of Borrower and not of its subsidiaries or affiliates.

2.2   Amendment to Section 3.1 of the Loan Agreement. Section 3.1 of the Loan Agreement is hereby amended by deleting the first it in its entirety and replacing it with the following:

“3.1   This Agreement shall remain in full force and effect until June 1, 2005, unless earlier terminated by notice by Borrower. Notice of such termination by Borrower shall be effectuated by mailing of a registered or certified letter not less than thirty (30) days prior to the effective date of such termination, addressed to Bank at the address set forth herein and the termination shall be effective as of the date so fixed in such notice.

Notwithstanding the foregoing, should Borrower be in default of one or more of the provisions of this Agreement, Bank may terminate this Agreement at any time without notice. Notwithstanding the foregoing, should either Bank or Borrower become insolvent or unable to meet its debts as they mature, or fail, suspend, or go out of business, the other party shall have the right to terminate this Agreement at any time without notice. On the date of termination all Indebtedness shall become immediately due and payable without notice or demand; no notice of termination by Borrower shall be effective until Borrower shall have paid all Indebtedness to Bank in full. Notwithstanding termination, until all Indebtedness has been fully satisfied, Bank shall retain its security interest in all existing Collateral and Collateral arising thereafter, and Borrower shall continue t o perform all of its obligations.

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3.2   After termination and when Bank has received payment in full of Borrower's Indebtedness to Bank, Bank shall reassign to Borrower all Collateral held by Bank, and shall execute a termination of all security agreements and security interests given by Borrower to Bank.”

2.3   Amendment to Section 6.16(c)(3) of the Loan Agreement. Section 6.16(c)(3) of the Loan Agreement is hereby amended by deleting it in its entirety.

2.4   Amendment to Section 6.17(a) of the Loan Agreement. The reference to “Six Million Five Hundred Thousand Dollars ($6,500,000)” in Section 6.17(a) of the Loan Agreement is hereby replaced with “Nine Million Eight Hundred Thousand Dollars ($9,800,000).”

2.5   Amendment to Section 6.17(b) of the Loan Agreement. The reference to “Eight Million Five Hundred Thousand Dollars ($8,500,000)” in Section 6.17(b) of the Loan Agreement is hereby replaced with “Thirteen Million Dollars ($13,000,000).”

2.6   Amendment to Section 6.17(e) of the Loan Agreement. The reference to “.95:1.00” in Section 6.17(e) of the Loan Agreement is hereby replaced with “0.75:1.00”.

2.7   Amendment to Section 6.17(f) of the Loan Agreement. The reference to “.95:1.00” in Section 6.17(f) of the Loan Agreement is hereby replaced with “0.75:1.00”.

2.8   Amendment to Section 6.17(h) of the Loan Agreement. Section 6.17(h) of the Loan Agreement is hereby replaced with the following:

“h. Borrower shall have a pre-tax loss of no greater than (i) negative Nine Hundred Thousand Dollars (-$900,000) at any time measured on a consolidated year-to-date basis, and (ii) negative Three Hundred Thousand Dollars (-$300,000) measured on a cumulative and consolidated basis for the period ending December 31, 2004.

3.   Amendment to the Inventory Rider. The Inventory Rider is hereby amended as set forth below.

3.1   Amendment to Section 1 of the Inventory Rider. Section 1 of the Inventory Rider is hereby amended by deleting the term “One Million and no/100 Dollars ($1,000,000.00)” and replacing it with the term “Seven Hundred Fifty Thousand Dollars ($750,000.00).”

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3.2   Amendment to Section 1(a) of the Inventory Rider. Section 1(a) of the Inventory Rider is hereby replaced in its entirety with the following:

“(a) zero percent (0.00%) prior (i) to Bank’s receipt of audited consolidated financial statements of Borrower prepared in accordance with GAAP for the year ended December 31, 2004, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank, and (ii) confirmation of Borrower’s pre-tax profits on a consolidated basis of greater than One Hundred Thousand Dollars ($100,000). Thereafter, provided no Event of Default has occurred and is existing, “Inventory Borrowing Base” shall have the meaning set forth in 1(b).”

4.   No Amendment of Other Indebtedness; No Effect on Collateral. Except as amended herein or in any document executed in connection herewith, the Loan Agreement and the Loan Documents are and shall remain unmodified and in full force and effect. Borrower ratifies and reaffirms the Indebtedness, without setoff, defense, or counterclaim, and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Indebtedness under the Loan Agreement, as amended hereby. Nothing herein shall be deemed to affect in anyway the Collateral that secures the obligations under the Loan Agreement (as modified by this Amendment) or under any other agreement now or in the fu ture.

5.   Conflicts. If a conflict exists between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall control.

6.   Further Assurances. Borrower agrees to make and execute such other documents and/or take such other action and/or provide such further assurances as may be requested by Bank in connection with the Indebtedness or as may be necessary or required to effectuate the terms and conditions of this Amendment and any documents executed in connection herewith.

7.   Future Modifications. Neither this Amendment nor any document executed herein entitles, or implies any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Agreement. Any amendments hereto shall be in writing and signed by the parties.

8.   Integration. This Amendment and any documents executed in connection herewith are integrated agreements, and supersede all negotiations and agreements regarding the subject matter hereof and thereof, and taken together with the Loan Documents and any documents executed in connection herewith, constitute the final agreement of the parties with respect to the subject matter hereof and thereof.

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9.   Severability. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

10.   Interpretation. This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code §1654.

11.   Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability , or binding effect of this Amendment.

IN WITNESS WHEREOF, the parties have caused this THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (ACCOUNTS AND INVENTORY) AND AMENDED AND RESTATED INVENTORY RIDER (REVOLVING ADVANCES) to be executed as of the day and year first written above.

FIBERSTARS, INC.

By:  __________________________

Title: _________________________

By:  __________________________

Title: _________________________

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COMERICA BANK

_____________________________
By:   Beau L. Barnes
Its:   Assistant Vice President

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